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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 22, 2004 in the Registration Statement (Form S-1 No. 333-000000) and the related Prospectus of Endurance Specialty Holdings Ltd. for the registration of 8,050,000 shares of its common stock.


/s/ Ernst & Young
---------------------------
Hamilton, Bermuda
January 22, 2004